AppLovin Announces Record Third Quarter 2023 Financial Results and the Transition of the President and CFO

PALO ALTO – November 8, 2023 –  AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter ended September 30, 2023 and posted a letter to its shareholders on its Investor Relations website located at www.investors.applovin.com.

AppLovin’s robust third quarter exceeded the high end of revenue, Adjusted EBITDA and margin guidance. Outperformance was driven primarily by the continued performance of AXON 2.0, our AI-based advertising engine behind our AppDiscovery platform.

Financial highlights for the third quarter of 2023 include:

●Total revenue grew 21% year-over-year to $864 million, and net income improved to $109 million at a net margin of 13%
●Adjusted EBITDA grew 63% year-over-year to $419 million at an Adjusted EBITDA margin improved of 49%
●Net cash from operating activities was $199 million, and Free Cash Flow was $194
●Software Platform: Revenue was $504 million, an increase of 65% year-over-year. Adjusted EBITDA was $364 million, growing 91% year-over-year, at an Adjusted EBITDA margin of 72%
●Apps: Revenue was $360 million, a decrease of 11% year-over-year. Adjusted EBITDA was $55 million, a decrease of 18% year-over-year, at an Adjusted EBITDA margin of 15%
●Year-to-date through the end of the third quarter, we have repurchased $1.154 billion of our Class A common stock at a weighted average price under $25 per share.

Separately, AppLovin announced today that Herald Chen, President and Chief Financial Officer, will transition from a full-time role with the company to pursue new career opportunities at the end of 2023. He will remain on the AppLovin Board of Directors and serve as Advisor to the CEO, where he will continue to work with the management team on key strategic topics and financial matters.

Matt Stumpf, current Vice President of Finance and FP&A, has been appointed as Chief Financial Officer, and Dmitriy Dorosh, Vice President Controller, has been designated Principal Accounting Officer, both effective January 1, 2024. Stumpf joined AppLovin in early 2020 and has been an integral leader across all facets of finance and IR. Dorosh has been a key executive on the AppLovin accounting team since 2019, having taken over the accounting leadership role in August 2022.

“We are thrilled to announce our best quarter ever leading to very strong financial results,” said Adam Foroughi, CEO and Co-Founder of AppLovin. “We would also like to thank Herald for his dedication and leadership as he helped us transition to a public company and build processes to help us deliver significant growth in our core business. The management team and Board look forward to working with him in his new role. We are pleased to have Matt assume the role of CFO and we are confident in his future success.”

“I am deeply honored to have been a part of the remarkable AppLovin team since joining the Board in 2018 and in the President and CFO role since 2019. During this time, we’ve dramatically enhanced our technology and market position and driven extraordinary growth in revenue, net income and Adjusted EBITDA as reflected in this quarter’s record performance,” said Chen. “Through my continuing role on the Board, and as an Advisor to the CEO, I look forward to working with Adam, Matt, and the rest of the AppLovin team on the next phase of growth.”

Webcast and Conference Calls
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s third quarter 2023 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Kim Hughes press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include statements regarding expected changes in the Company’s executive leadership team. These forward-looking statements are subject to risks and uncertainties, including those described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the period ended September 30, 2023 filed with the SEC on the day of this press release. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Metrics
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income (loss) before interest expense and loss on settlement of debt, interest income and other, net (excluding certain recurring items), provision for (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gains) losses, stock-based compensation expense, acquisition-related expense and transaction bonuses, publisher bonuses, MoPub acquisition transition services, restructuring costs, impairment and loss in connection with sale of long-lived assets, loss (gain) on extinguishments of acquisition-related contingent consideration, lease modification and abandonment of leasehold improvements, and change in the fair value of contingent consideration. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.
We define Free Cash Flow as net cash provided by operating activities, less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.
We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.
Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.
These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Condensed Consolidated Balance Sheets
(in thousands, except for share and per share data)
(unaudited)

	September 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$ 332,491	$ 1,080,484
Accounts receivable, net	849,140	702,814
Prepaid expenses and other current assets	119,161	155,785
Total current assets	1,300,792	1,939,083
Property and equipment, net	102,156	78,543
Operating lease right-of-use assets	52,998	60,379
Goodwill	1,813,567	1,823,755
Intangible assets, net	1,386,591	1,677,660
Other assets	349,124	268,426
Total assets	$ 5,005,228	$ 5,847,846
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$ 281,103	$ 273,196
Accrued and other current liabilities	181,679	147,801
Licensed asset obligation	13,389	15,254
Short-term debt	215,000	33,310
Deferred revenue	77,899	64,018
Operating lease liabilities	13,800	14,334
Deferred acquisition costs, current	22,604	31,045
Total current liabilities	805,474	578,958
Long-term debt	2,912,302	3,178,412
Operating lease liabilities, non-current	46,887	54,153
Licensed asset obligation, non-current	11,794	26,970
Other non-current liabilities	132,981	106,676
Total liabilities	3,909,438	3,945,169
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000,000 shares authorized, no shares issued and outstanding as of September 30, 2023 and December 31, 2022	—	—
Class A and Class B Common Stock, $0.00003 par value—1,700,000,000 (Class A 1,500,000,000 and Class B 200,000,000) shares authorized, 335,783,928 (Class A 264,621,306 and Class B 71,162,622) and 373,873,683 (Class A 302,711,061 and Class B 71,162,622) shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	11	11
Additional paid-in capital	2,174,658	3,155,748
Accumulated other comprehensive loss	(93,657)	(83,382)
Accumulated deficit	(985,222)	(1,169,700)
Total stockholders’ equity	1,095,790	1,902,677
Total liabilities and stockholders’ equity	$ 5,005,228	$ 5,847,846

AppLovin Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenue	$ 864,256	$ 713,099	$ 2,329,826	$ 2,114,751
Costs and expenses:
Cost of revenue	265,049	300,988	785,584	886,697
Sales and marketing	212,352	196,785	607,755	719,014
Research and development	159,288	122,059	441,563	389,417
General and administrative	41,249	44,000	116,231	144,988
Total costs and expenses	677,938	663,832	1,951,133	2,140,116
Income (loss) from operations	186,318	49,267	378,693	(25,365)
Other income (expense):
Interest expense and loss on settlement of debt	(78,583)	(48,627)	(204,081)	(117,141)
Interest income and other, net	1,490	969	27,062	3,501
Total other expense, net	(77,093)	(47,658)	(177,019)	(113,640)
Income (loss) before income taxes	109,225	1,609	201,674	(139,005)
Provision for (benefit from) income taxes	586	(22,053)	17,196	(25,570)
Net income (loss)	108,639	23,662	184,478	(113,435)
Less: Net loss attributable to noncontrolling interest	—	(109)	—	(201)
Net income (loss) attributable to AppLovin	$ 108,639	$ 23,771	$ 184,478	$ (113,234)
Less: Net income attributable to participating securities	804	122	963	—
Net income (loss) attributable to AppLovin common stockholders:
Basic	$ 107,835	$ 23,649	$ 183,515	$ (113,234)
Diluted	$ 107,869	$ 23,653	$ 183,545	$ (113,234)
Net income (loss) per share attributable to AppLovin common stockholders:
Basic	$ 0.32	$ 0.06	$ 0.51	$ (0.30)
Diluted	$ 0.30	$ 0.06	$ 0.50	$ (0.30)
Weighted average common shares used to compute net income (loss) per share attributable to AppLovin common stockholders:
Basic	341,435,759	369,389,170	357,009,609	371,736,763
Diluted	356,906,222	378,462,207	368,259,513	371,736,763

AppLovin Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2023	2022
Operating Activities
Net income (loss)	$ 184,478	$ (113,435)
Adjustments to reconcile net income (loss) to operating activities:
Amortization, depreciation and write-offs	369,897	445,507
Stock-based compensation	275,058	143,943
Change in operating right-of-use asset	11,732	13,725
Amortization of debt issuance costs and discount	9,663	9,685
Loss on settlement of debt	4,337	—
Other	(3,906)	2,133
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(146,796)	(139,350)
Prepaid expenses and other current assets	28,695	(70,242)
Other assets	(58,179)	(4,616)
Accounts payable	7,955	(7,881)
Operating lease liabilities	(12,253)	(15,345)
Accrued and other liabilities	32,416	(2,645)
Deferred revenue	14,425	(11,905)
Net cash provided by operating activities	717,522	249,574
Investing Activities
Acquisitions, net of cash acquired	(51,816)	(1,335,698)
Purchase of non-marketable equity securities	(16,934)	(56,546)
Capitalized software development costs	(6,523)	(4,546)
Purchase of property and equipment	(4,002)	(621)
Proceeds from sale of assets	8,250	3,657
Net cash used in investing activities	(71,025)	(1,393,754)
Financing Activities
Repurchases of stock	(1,153,593)	(338,880)
Principal repayments of debt	(490,494)	(17,482)
Payment of withholding taxes related to net share settlement	(115,846)	—
Payments of licensed asset obligation	(15,254)	(17,374)
Principal payments on finance leases	(16,191)	(18,099)
Payments of deferred acquisition costs	(11,503)	(104,998)
Payment of debt issuance cost	(4,545)	—
Proceeds from issuance of debt	210,281	—
Proceeds from revolving credit facility	185,000	—
Proceeds from exercise of stock options	17,807	21,733
Proceeds from the issuance of common stock under the Employee Stock Purchase Plan	2,071	3,663
Net cash used in financing activities	(1,392,267)	(471,437)
Effect of foreign exchange rate on cash and cash equivalents	(2,223)	(11,379)
Net decrease in cash and cash equivalents	(747,993)	(1,626,996)
Cash, cash equivalents and restricted cash equivalents at beginning of the period	1,080,484	2,570,504
Cash and cash equivalents at end of the period	$ 332,491	$ 943,508

AppLovin Corporation
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow
(in thousands)

The following table provides a reconciliation of net cash provided by operating activities to free cash flow for the past eight quarters:

	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Net cash provided by (used in) operating activities	85,015	(31,719)	106,811	174,482	163,199	288,662	229,794	199,066
Less:
Purchase of property and equipment	(428)	(285)	(115)	(221)	(41)	(70)	(3,749)	(183)
Principal payments on finance leases	(5,581)	(6,176)	(6,150)	(5,773)	(5,984)	(5,447)	(5,468)	(5,276)
Free Cash Flow	$ 79,006	$ (38,180)	$ 100,546	$ 168,488	$ 157,174	$ 283,145	$ 220,577	$ 193,607
Net cash provided by (used in) investing activities	$ (8,678)	$(1,059,743)	$ (292,001)	$ (42,010)	$ 22,286	$ (12,975)	$ (42,217)	$ (15,833)
Net cash provided by (used in) financing activities	$1,446,939	$ (65,424)	$ (269,622)	$ (136,391)	$ (55,411)	$ (111,415)	$ (556,698)	$ (724,154)

AppLovin Corporation
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(in thousands)

The following table provides our Adjusted EBITDA and Adjusted EBITDA margin and a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods presented:

	3Q22	4Q22	1Q23	2Q23	3Q23
Revenue	$ 713,099	$ 702,307	$ 715,405	$ 750,165	$ 864,256
Net income (loss)	$ 23,662	$ (79,512)	$ (4,518)	$ 80,357	$ 108,639
Net Margin	3%	(11)%	(1)%	11%	13%
Interest expense and loss on settlement of debt	48,627	54,722	74,511	50,987	78,583
Interest income and other, net	(3,604)	(10,174)	(9,771)	(15,817)	(771)
Provision for (benefit from) income taxes	(22,053)	13,340	1,165	15,445	586
Amortization, depreciation and write-offs	136,094	129,313	128,208	119,892	121,797
Impairment and loss in connection with sale of long-lived assets	27,736	100,156	—	—	—
Non-operating foreign exchange loss (gain)	(406)	1,519	(672)	126	(613)
Stock-based compensation	42,147	47,669	82,966	81,253	110,839
Acquisition-related expense and transaction bonus	4,317	227	517	247	231
Restructuring costs	1,117	2,340	1,292	1,024	—
Total adjustments	233,975	339,112	278,216	253,157	310,652
Adjusted EBITDA	$ 257,637	$ 259,600	$ 273,698	$ 333,514	$ 419,291
Adjusted EBITDA Margin	36%	37%	38%	44%	49%

AppLovin Corporation
Segment Information
(in thousands)
The following table provides selected financial data for our reportable segments for the periods indicated:

	3Q22	4Q22	1Q23	2Q23	3Q23
Revenue:
Software Platform	$ 306,592	$ 306,195	$ 354,758	$ 406,063	$ 504,452
Apps	406,507	396,112	360,647	344,102	359,804
Total Revenue	$ 713,099	$ 702,307	$ 715,405	$ 750,165	$ 864,256

Segment Adjusted EBITDA:
Software Platform	$ 190,256	$ 185,860	$ 218,694	$ 272,886	$ 364,117
Apps	67,381	73,740	55,004	60,628	55,174
Total Segment Adjusted EBITDA	$ 257,637	$ 259,600	$ 273,698	$ 333,514	$ 419,291

Interest expense and loss on settlement of debt	(48,627)	(54,722)	(74,511)	(50,987)	(78,583)
Interest income and other, net	3,604	10,174	9,771	15,817	771
Amortization, depreciation and write-offs	(136,094)	(129,313)	(128,208)	(119,892)	(121,797)
Impairment and loss in connection with sale of long-lived assets	(27,736)	(100,156)	—	—	—
Non-operating foreign exchange gain (loss)	406	(1,519)	672	(126)	613
Stock-based compensation	(42,147)	(47,669)	(82,966)	(81,253)	(110,839)
Acquisition-related expense and transaction bonus	(4,317)	(227)	(517)	(247)	(231)
Restructuring costs	(1,117)	(2,340)	(1,292)	(1,024)	—
Income (loss) before provision for tax	$ 1,609	$ (66,172)	$ (3,353)	$ 95,802	$ 109,225

Segment Adjusted EBITDA Margin:
Software Platform	62%	61%	62%	67%	72%
Apps	17%	19%	15%	18%	15%